WCM Focused Emerging Markets Fund

Investor Class Shares

(Ticker Symbol: WFEMX)

Institutional Class Shares

(Ticker Symbol: WCMEX)

A series of Investment Managers Series Trust

Supplement dated June 29, 2018, to the

Prospectus and Statement of Additional Information (“SAI”),

both dated September 1, 2017, as supplemented.

Effective June 30, 2018 (the “Effective Date”), Paul R. Black and Kurt R. Winrich will no longer serve as portfolio managers of the WCM Focused Emerging Markets Fund (the “Fund”). As of the Effective Date, Gregory S. Ise, CFA, and Mike Tian will be added and Sanjay Ayer, Peter J. Hunkel, and Michal B. Trigg will continue as portfolio managers to the Fund. As a result, as of the Effective Date, the Prospectus and SAI are updated as follows:

The “Portfolio Managers” section on page 5 of the Prospectus is replaced with the following:

The portfolio management team is comprised of Sanjay Ayer, CFA, Peter J. Hunkel, Michael B. Trigg, Gregory S. Ise, CFA, and Mike Tian. Messrs. Ayer, Hunkel, and Trigg have served as portfolio managers of the Fund since its inception on June 28, 2013. Messrs. Ise and Tian have served as portfolio managers of the Fund since June 30, 2018. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The first paragraph under the heading entitled “Portfolio Managers” beginning on page 30 of the Prospectus is deleted in its entirety and replaced with the following:

Each Fund is team-managed by members of the Advisor’s Investment Strategy Group (the “ISG”). The membership of the ISG differs for each Fund. The ISG for the WCM Focused International Growth Fund currently consists of four investment professionals - Paul R. Black, Peter J. Hunkel, Michael B. Trigg, and Kurt R. Winrich, CFA; the ISG for the WCM Focused Emerging Markets Fund currently consists of five investment professionals - Sanjay Ayer, CFA, Peter J. Hunkel, Michael B. Trigg, Gregory S. Ise, CFA, and Mike Tian; the ISG for the WCM Focused Global Growth Fund currently consists of five investment professionals - Sanjay Ayer, CFA, Paul R. Black, Peter J. Hunkel, Michael B. Trigg, and Kurt R. Winrich, CFA; the ISG for the WCM International Small Cap Growth Fund currently consists of two investment professionals - Sanjay Ayer, CFA and Gregory S. Ise, CFA. These managers share portfolio management responsibilities and all investment purchase and sale decisions are made by the respective ISG.

The following paragraph is added under the heading entitled “Portfolio Managers” beginning on page 30 of the Prospectus:

Mike Tian, has 11 years of investment experience. He joined WCM in and has served as a Business Analyst since 2012. He is a member of the firm’s ISG and his primary responsibilities include portfolio management and equity research. Mr. Tian’s investment industry experience includes a position as Senior Equity Analyst and Equity Strategist at Morningstar, Inc. in Chicago. While there, he managed the Morningstar Opportunistic Investor, a portfolio and newsletter focusing on special situations and growth companies, and additionally played an instrumental role in the development of Morningstar’s economic moat trend methodology. Mr. Tian earned his B.S. in Finance from the University of Illinois at Urbana-Champaign and is also a CFA charterholder.

The second paragraph under the heading entitled “Portfolio Managers” beginning on page B-32 of the SAI is deleted in its entirety and replaced with the following:

The WCM Focused Emerging Markets Fund is team-managed by Sanjay Ayer, CFA, Peter J. Hunkel, Gregory S. Ise, CFA, Mike Tian and Michael B. Trigg.

The following are added under the section entitled “Other Accounts Managed by the Portfolio Managers” beginning on page B-32 of the SAI:

As of March 31, 2018, information on other accounts managed by the Mike Tian is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mike Tian	1	$162.86MM	2	$1.73MM	1	$0.11MM

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mike Tian	0	$0	0	$0	0	$0

The following is added to the “Ownership of the Funds by Portfolio Managers” on page B-34 of the SAI:

The following chart sets forth the dollar range of Fund shares owned by Mike Tian as of March 31, 2018.

Dollar Range of Securities in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Name of Portfolio Manager	WCM Focused International Growth Fund	WCM Focused Emerging Markets Fund	WCM Focused Global Growth Fund	WCM International Small Cap Growth Fund
Mike Tian	None	$10,001-$50,000	None	$10,001-$50,000

Effective immediately, the WCM Focused Emerging Markets Fund may invest in Participatory Notes as a non-principal strategy. Accordingly, the “Participatory Notes” discussion on page B-8 of the SAI is replaced with the following:

Participatory Notes (WCM International Small Cap Growth Fund and WCM Focused Emerging Markets Fund)

The Funds may invest in participatory notes (commonly known as “P-notes”, but may be called different names by issuers). In a typical transaction, a Fund would buy a P-note from a bank or broker-dealer (“counterparty”) that would entitle the Fund to a return measured by the change in value of an identified underlying security. The purchase price of the P-note is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the P-note expires or the Portfolio exercises the P-note and closes its position, a Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the P-note are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a P-note generally is dependent on the liquidity in the local trading market for the security underlying the P-note. P-notes are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to Rule 144A under the 1933 Act, P-notes are eligible for purchase or sale to certain qualified institutional buyers. There are risks associated with P-notes. When the Portfolio invests in a P-note, it bears the full counterparty risk with respect to the issuing counterparty. Counterparty risk is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay the Portfolio the amount owed under the P-note. A P-note is a general unsecured contractual obligation of the issuing counterparty. The Portfolio has no rights under a P-note against the issuer of the securities underlying the P-note and so is dependent on the creditworthiness of the counterparty. The Portfolio attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. P-notes also may have a longer settlement period than the underlying shares and during that time the Portfolio’s assets could not be deployed elsewhere. The issuers of P-notes may be deemed to be brokers, dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, a Fund’s investment in P-notes issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

Please file this Supplement with your records.